SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                                FORM 8-K



                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934



            Date of Report (Date of earliest event reported):
                       May 19, 2000 (May 19, 2000)




                    NETVOICE TECHNOLOGIES CORPORATION
         ------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)




       NEVADA                    0-29025                 91-1986538
  ----------------      ------------------------   ----------------------
  (State or other       (Commission file number)      (I.R.S. Employer
  jurisdiction of                                  Identification Number)
  incorporation or
   organization)




                     13747 MONTFORT DRIVE, SUITE 250
                          Dallas, Texas  75240
      ------------------------------------------------------------
      (Address of principal executive offices, including zip code)




                             (972) 788-2988
           --------------------------------------------------
           (Registrants telephone number, including area code)



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
ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective May 19, 2000, Netvoice Technologies Corporation and its wholly owned subsidiary NetVoice Technologies, Inc. (collectively "Netvoice") completed the acquisition of Synetric, Inc. of Dallas, Texas ("Synetric") pursuant to a definitive Stock Purchase Agreement ("Agreement") whereby Netvoice acquired all of the issued and outstanding shares of Synetric from eight (8) individuals, including officers and directors of Synetric. Pursuant to the Agreement, Netvoice issued 286,458 shares of "restricted" common stock. The Agreement provides that of the 286,458 shares delivered at closing, 33,229 shares will be held in escrow for a period of one (1) year following the closing to satisfy any future indemnification claims. Netvoice will record this transaction under the purchase method of accounting.

     Concurrent with the execution of the Agreement, the Company entered into an employment agreement with John C' de Baca for a period of two years. Mr. C' de Baca employment agreement provides for him to continue to serve as President of Synetric or in such other capacity as determined by Netvoice's Board of Directors. Mr. C' de Baca's employment agreement contains certain confidentially and noncompetition provisions.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Business Acquired.

     In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements required in connection with the Synetric, Inc. acquisition are not included in this initial report but will be filed not later than 60 days after the date this report is required to be filed.

     (b)  Pro Forma Financial Information

     In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the Synetric, Inc. acquisition are not included in this initial report but will be filed not later than 60 days after the date this report is required to be filed.

     (c)  Exhibits


          Exhibit
          Number    Description
          -------   -----------
          2.1       Stock Purchase Agreement dated May 19, 2000 by and
                    between Netvoice Technologies Corporation and Synetric, Inc.
                    and Exhibits


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
                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        NETVOICE TECHNOLOGIES CORPORATION


Date:  June 5, 2000                     By: /s/ JEFFREY ROTHELL
                                           --------------------------------
                                           Jeffrey Rothell, President,
                                           Chief Executive Officer

Date:  June 5, 2000                     By: /s/ GARTH COOK
                                           ------------------------------
                                           Garth Cook, Treasurer, Chief
                                           Financial Officer and Chief
                                           Accounting Officer









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
                            INDEX TO EXHIBITS
                            -----------------


Exhibit
Number    Description
-------   -----------

  2.1 Stock Purchase Agreement dated May 19, 2000 by and between Netvoice Technologies Corporation and Synetric, Inc. and exhibits









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